Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

20.	COMMITMENTS AND CONTINGENCIES

The Company’s contractual obligations as at December 31, 2010 are presented below:

			Payments due
Obligations	Total	2011	by 2012- 2013	2014- 2015	After 2015
	(millions)

5-year term loan facility expires 2013	$411	$110	$301	$—	$—
Interest on term loan	19	9	10	—	—
Revolving $300 million credit facility	90	—	90	—	—
6.000% loan notes due 2012	4	—	4	—	—
5.625% senior notes due 2015	350	—	—	350	—
Fair value adjustments on 5.625% senior notes due 2015	12	—	—	12	—
12.875% senior notes due 2016	500	—	—	—	500
6.200% senior notes due 2017	600	—	—	—	600
7.000% senior notes due 2019	300	—	—	—	300
Interest on senior notes	867	142	285	285	155

Total debt and related interest	3,153	261	690	647	1,555
Operating leases(i)	1,295	157	202	143	793
Pensions	417	119	238	60	—
Other contractual obligations(ii)	127	32	7	12	76

Total contractual obligations	$4,992	$569	$1,137	$862	$2,424

(i)	Presented gross of sublease income.

(ii)	Other contractual obligations include capital lease commitments, put option obligations and investment fund capital call obligations, the timing of which are included at the earliest point they may fall due.

Debt obligations and facilities

The Company’s debt and related interest obligations at December 31, 2010 are shown in the above table.

During 2010, the Company entered into a new revolving credit facility agreement under which a further $200 million is available and a new UK facility under which a further $20 million is available. As at December 31, 2010 no drawings had been made on either facility.

These facilities are in addition to the remaining availability of $210 million (2009: $300 million) under the Company’s previously existing $300 million revolving credit facility.

The only mandatory repayment of debt over the next 12 months is the scheduled repayment of $110 million current portion of the Company’s 5-year term loan. We also have the right, at our option, to prepay indebtedness under the credit facility without further penalty and to redeem the senior notes at our option by paying a ‘make whole’ premium as provided under the applicable debt instrument.

Operating leases

The Company leases certain land, buildings and equipment under various operating lease arrangements. Original non-cancellable lease terms typically are between 10 and 20 years and may contain escalation clauses, along with options that permit early withdrawal. The total amount of the minimum rent is expensed on a straight-line basis over the term of the lease.

As of December 31, 2010, the aggregate future minimum rental commitments under all non-cancellable operating lease agreements are as follows:

	Gross rental	Rentals from	Net rental
	commitments	subleases	commitments
	(millions)

2011	$157	$(16)	$141
2012	115	(13)	102
2013	87	(11)	76
2014	73	(11)	62
2015	70	(10)	60
Thereafter	793	(42)	751

Total	$1,295	$(103)	$1,192

The Company leases its London headquarters building under a 25-year operating lease, which expires in 2032. The Company’s contractual obligations in relation to this commitment included in the table above total $744 million (2009: $785 million). Annual rentals are $31 million per year and the Company has subleased approximately 25 percent of the premises under leases up to 15 years. The amounts receivable from subleases, included in the table above, total $87 million (2009: $100 million; 2008: $106 million).

Rent expense amounted to $131 million for the year ended December 31, 2010 (2009: $154 million; 2008: $151 million). The Company’s rental income from subleases was $22 million for the year ended December 31, 2010 (2009: $21 million; 2008: $22 million).

Pensions

Contractual obligations for our pension plans reflect the contributions we expect to make over the next five years into our US and UK plans. These contributions are based on current funding positions and may increase or decrease dependent on the future performance of the two plans.

In the UK, we are required to agree a funding strategy for our UK defined benefit plan with the plan’s trustees. In February 2009, we agreed to make full year contributions to the UK plan of $39 million for 2009 through 2012, excluding amounts in respect of the salary sacrifice scheme. In addition, if certain funding targets were not met at the beginning of any of the following years, 2010 through 2012, a further contribution of $39 million would be required for that year. In 2010, the additional funding requirement was triggered and we expect to make a similar additional contribution in 2011. A similar, additional contribution may also be required for 2012, depending on actual performance against funding targets at the beginning of 2012.

The total contributions for all plans are currently estimated to be approximately $125 million in 2011, including amounts in respect of the salary sacrifice scheme.

Guarantees

Guarantees issued by certain of Willis Group Holdings’ subsidiaries with respect to the senior notes and revolving credit facilities are discussed in Note 18 — Debt in these consolidated financial statements.

Certain of Willis Group Holdings’ subsidiaries have given the landlords of some leasehold properties occupied by the Company in the United Kingdom and the United States guarantees in respect of the performance of the lease obligations of the subsidiary holding the lease. The operating lease obligations subject to such guarantees amounted to $855 million and $903 million at December 31, 2010 and 2009, respectively.

In addition, the Company has given guarantees to bankers and other third parties relating principally to letters of credit amounting to $11 million and $5 million at December 31, 2010 and 2009, respectively. Willis Group Holdings also guarantees certain of its UK and Irish subsidiaries’ obligations to fund the UK and Irish defined benefit pension plans.

Other contractual obligations

For certain subsidiaries and associates, the Company has the right to purchase shares (a call option) from co-shareholders at various dates in the future. In addition, the co-shareholders of certain subsidiaries and associates have the right to sell (a put option) their shares to the Company at various dates in the future. Generally, the exercise price of such put options and call options is formula-based (using revenues and earnings) and is designed to reflect fair value. Based on current projections of profitability and exchange rates, the potential amount payable from these options is not expected to exceed $40 million (2009: $49 million).

In December 2009, the Company made a capital commitment of $25 million to Trident V, LP, an investment fund managed by Stone Point Capital. In July 2010, we withdrew from Trident V, LP and subscribed to Trident V Parallel Fund, LP (with the total capital commitment remaining the same). As at December 31, 2010 there had been approximately $1 million of capital contributions.

Other contractual obligations at December 31, 2010 also include the capital lease on the Company’s Nashville property of $63 million, payable from 2012 onwards.

Claims, Lawsuits and Other Proceedings

In the ordinary course of business, the Company is subject to various actual and potential claims, lawsuits, and other proceedings relating principally to alleged errors and omissions in connection with the placement of insurance and reinsurance. Similar to other corporations, the Company is also subject to a variety of other claims, including those relating to the Company’s employment practices. Some of the claims, lawsuits and other proceedings seek damages in amounts which could, if assessed, be significant.

Errors and omissions claims, lawsuits, and other proceedings arising in the ordinary course of business are covered in part by professional indemnity or other appropriate insurance. The terms of this insurance vary by policy year and self-insured risks have increased significantly in recent years. In respect of self-insured risks, the Company has established provisions which are believed to be adequate in the light of current information and legal advice, and the Company adjusts such provisions from time to time according to developments.

On the basis of current information, the Company does not expect that the actual claims, lawsuits and other proceedings, to which the Company is subject, or potential claims, lawsuits, and other proceedings relating to matters of which it is aware will ultimately have a material adverse effect on the Company’s financial condition, results of operations or liquidity. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation and disputes with insurance companies, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

The material actual or potential claims, lawsuits and other proceedings, of which the Company is currently aware, are:

Inquiries and Investigations

In connection with the investigation launched by the New York State Attorney General in April 2004 concerning, among other things, contingent commissions paid by insurers to insurance brokers, in April 2005, the Company entered into an Assurance of Discontinuance (‘Original AOD’) with the New York State Attorney General and the Superintendent of the New York Insurance Department and paid $50 million to eligible clients. As part of the Original AOD, the Company also agreed not to accept contingent compensation and to disclose to customers any compensation the Company will receive in connection with providing policy placement services to the customer. The Company also resolved similar investigations launched by the Minnesota Attorney General, the Florida Attorney General, the Florida Department of Financial Services, and the Florida Office of Insurance Regulation for amounts that were not material to the Company.

Similarly, in August 2005 HRH entered into an agreement with the Attorney General of the State of Connecticut (the ‘CT Attorney General’) and the Insurance Commissioner of the State of Connecticut to resolve all issues related to their investigations into certain insurance brokerage and insurance agency practices and to settle a lawsuit brought in August 2005 by the CT Attorney General alleging violations of the Connecticut Unfair Trade Practices Act and the Connecticut Unfair Insurance Practices Act. As part of this settlement, HRH agreed to take certain actions including establishing a $30 million national fund for distribution to certain clients; enhancing disclosure practices for agency and broker clients; and declining to accept contingent compensation on brokerage business. The Company has cooperated fully with other similar investigations by the regulators and/or attorneys general of other jurisdictions, some of which have been concluded with no indication of any finding of wrongdoing.

On February 16, 2010, the Company entered into the Amended and Restated Assurance of Discontinuance with the Attorney General of the State of New York and the Amended and Restated Stipulation with the Superintendent of Insurance of the State of New York (the ‘Amended and Restated AOD’) on behalf of itself and its subsidiaries named therein. The Amended and Restated AOD was effective February 11, 2010 and supersedes and replaces the Original AOD.

The Amended and Restated AOD specifically recognizes that the Company has substantially met its obligations under the Original AOD and ends many of the requirements previously imposed. It relieves the Company of a number of technical compliance obligations that have imposed significant administrative and financial burdens on its operations. The Amended and Restated AOD no longer limits the types of compensation the Company can receive and has lowered the compensation disclosure requirements.

The Amended and Restated AOD requires the Company to:  (i) in New York, and each of the other 49 states of the United States, the District of Columbia and U.S. territories, provide compensation disclosure that will, at a minimum, comply with the terms of the applicable regulations, as may be amended from time to time, or the provisions of the AOD that existed prior to the adoption of the Amended and Restated AOD; and (ii) maintain its compliance programs and continue to provide appropriate training to relevant employees in business ethics, professional obligations, conflicts of interest, and antitrust and trade practices compliance. In addition, in placing, renewing, consulting on or servicing any insurance policy, it prohibits the Company from directly or indirectly (a) accepting from or requesting of any insurer any promise or commitment to use any of the Company’s brokerage, agency, producing or consulting services in exchange for production of business to such insurer or (b) knowingly place, renew or consult on or service a client’s insurance business through a wholesale broker in a manner that is contrary to the client’s best interest.

In 2006, the European Commission issued questionnaires pursuant to its Sector Inquiry or, in respect of Norway, the European Free Trade Association Surveillance Authority, related to insurance business practices, including compensation arrangements for brokers, to at least 150 European brokers including our operations in nine European countries. The Company filed responses to the European Commission and the European Free Trade Association Surveillance Authority questionnaires. The European Commission reported on a final basis on September 25, 2007, expressing concerns over potential conflicts of interest in the industry relating to remuneration and binding authorities and also over the nature of the coinsurance market. The Company co-operated with both the European Free Trade Association Surveillance Authority and the European Commission to resolve issues raised in its final report regarding coinsurance as required of the industry by the European Commission.

Since August 2004, the Company and HRH (along with various other brokers and insurers) have been named as defendants in purported class actions in various courts across the United States. All of these actions have been consolidated into a single action in the US District Court for the District of New Jersey (‘MDL’). There are two amended complaints within the MDL, one that addresses employee benefits (‘EB Complaint’) and one that addresses all other lines of insurance (‘Commercial Complaint’). HRH was a named defendant in the EB Complaint, but has since been voluntarily dismissed. HRH is a named defendant in the Commercial Complaint. The Company is a named defendant in both MDL complaints. Each of the EB Complaint and the Commercial Complaint seeks monetary damages, including punitive damages, and equitable relief and makes allegations regarding the practices and conduct that have been the subject of the investigation of state attorneys general and insurance commissioners, including allegations that the brokers have breached their duties to their clients by entering into contingent compensation agreements with either no disclosure or limited disclosure to clients and participated in other improper activities. The complaints also allege the existence of a conspiracy among insurance carriers and brokers and allege violations of federal antitrust laws, the federal Racketeer Influenced and Corrupt Organizations (‘RICO’) statute and the Employee Retirement Income Security Act of 1974 (‘ERISA’). In separate decisions issued in August and September 2007, the antitrust and RICO Act claims were dismissed with prejudice and the state claims were dismissed without prejudice from the Commercial Complaint. In January 2008, the Judge dismissed the ERISA claims with prejudice from the EB Complaint and the state law claims without prejudice.

Plaintiffs filed a notice of appeal regarding the dismissal of the antitrust and RICO claims and oral arguments on this appeal were heard in April 2009. In August 2010, the United States Court of Appeals for the Third Circuit issued its decision on plaintiffs’ appeal. The Court upheld the dismissal of all claims against HRH and the Company, with the exception of one RICO related claim. The Court remanded the RICO claim to the District Court for further consideration. The District Judge is allowing HRH and the Company (and the other affected defendants) to submit new motions to dismiss the remanded RICO claim. The motion has been filed, but a decision is not expected until sometime in 2011. Additional actions could be brought in the future by individual policyholders. The Company disputes the allegations in all of these suits and has been and intends to continue to defend itself vigorously against these actions. The outcomes of these lawsuits, however, including any losses or other payments that may occur as a result, cannot be predicted at this time.

Reinsurance Market Dispute

Various legal proceedings are pending, have concluded or may commence between reinsurers, reinsureds and in some cases their intermediaries, including reinsurance brokers, relating to personal accident excess of loss reinsurance for the years 1993 to 1998. The proceedings principally concern allegations by reinsurers that they have sustained substantial losses due to an alleged abnormal ‘spiral’ in the market in which the reinsurance contracts were placed, the existence and nature of which, as well as other information, was not disclosed to them by the reinsureds or their reinsurance broker.

A ‘spiral’ is a market term for a situation in which reinsureds and reinsurers reinsure each other with the effect that the same loss or portion of that loss moves through the market multiple times.

The reinsurers concerned have taken the position that, despite their decisions to underwrite risks or a group of risks, they are no longer bound by their reinsurance contracts. As a result, they have stopped settling claims and are seeking to recover claims already paid. The Company also understands that there have been arbitration awards in relation to a ‘spiral’, among other things, in which the reinsurer successfully argued that it was no longer bound by parts of its reinsurance program. Willis Limited, the Company’s principal insurance brokerage subsidiary in the United Kingdom, acted as the reinsurance broker or otherwise as intermediary, but not as an underwriter, for numerous personal accident reinsurance contracts. Due to the small number of reinsurance brokers generally, Willis Limited also utilized other brokers active in this market as sub-agents, including brokers who are parties to the legal proceedings described above, for certain contracts and may be responsible for any errors and omissions they may have made. In July 2003, one of the reinsurers received a judgment in the English High Court against certain parties, including a sub-broker Willis Limited used to place two of the contracts involved in this trial. Although neither the Company nor any of its subsidiaries were a party to this proceeding or any arbitration, Willis Limited entered into tolling agreements with certain of the principals to the reinsurance contracts tolling the statute of limitations pending the outcome of proceedings between the reinsureds and reinsurers.

Two former clients of Willis Limited, American Reliable Insurance Company and one of its associated companies (collectively, ‘ARIC’), and CNA Insurance Company Limited and two of its associated companies (‘CNA’) terminated their respective tolling agreements with Willis Limited and commenced litigation in September 2007 and January 2008, respectively, in the English Commercial Court against Willis Limited. ARIC alleged conspiracy between a former Willis Limited employee and the ARIC underwriter as well as negligence and CNA alleged deceit and negligence by the same Willis Limited employee both in connection with placements of personal accident reinsurance in the excess of loss market in London and elsewhere. On June 9, 2009, Willis Limited entered into a settlement agreement under which Willis Limited paid a total of $139 million to ARIC, which was covered by errors and omissions insurance. On September 11, 2009, Willis Limited entered into a settlement agreement under which Willis Limited paid a total of $130 million to CNA. The Company has substantially collected and believes it will collect in full the $130 million required under the CNA settlement agreement from errors and omissions insurers. The settlements include no admission of wrongdoing by any party. Each party also realized and waived all claims it may have against any of the other parties arising out of or in connection with the subject matter of the litigation.

Various arbitrations relating to reinsurance continue and, from time to time, the principals request co-operation from the Company and suggest that claims may be asserted against the Company. Such claims may be made against the Company if reinsurers do not pay claims on policies issued by them. The Company cannot predict at this time whether any such claims will be made or the damages that may be alleged.

Gender Discrimination Class Action

In March 2008, the Company settled an action in the United States District Court for the Southern District of New York commenced against the Company in 2001 on behalf of an alleged nationwide class of present and former female officer and officer equivalent employees alleging that the Company discriminated against them on the basis of their gender and seeking injunctive relief, money damages, attorneys’ fees and costs. Although the Court had denied plaintiffs’ motions to certify a nationwide class or to grant nationwide discovery, it certified a class of approximately 200 female officers and officer equivalent employees based in the Company’s offices in New York, New Jersey and Massachusetts. The settlement agreement provides for injunctive relief and a monetary payment, including the amount of attorney fees plaintiffs’ counsel are entitled to receive, which was not material to the Company. In December 2006, a former female employee, whose motion to intervene in the class action was denied, filed a purported class action in the United States District Court, Southern District of New York, with almost identical allegations as those contained in the suit that was settled in 2008, except seeking a class period of 1998 to the time of trial (the class period in the settled suit was 1998 to the end of 2001). The Company’s motion to dismiss this suit was denied and the Court did not grant the Company permission to immediately file an appeal from the denial of its motion to dismiss. The parties are in the discovery phase of the litigation. The suit was amended to include one additional plaintiff and another filed an arbitration demand that includes a class allegation.

In January 2011, the Company reached an agreement with plaintiffs on a monetary settlement to settle all class claims and the claims of the individual named plaintiffs as well as the plaintiff that filed an arbitration demand. The amount of this settlement is not material. However, before this matter can be settled in its entirety, the parties must reach agreement on any injunctive measures the Company will implement and the Court must approve all terms of the settlement.

World Trade Center

The Company acted as the insurance broker, but not as an underwriter, for the placement of both property and casualty insurance for a number of entities which were directly impacted by the September 11, 2001, destruction of the World Trade Center complex, including Silverstein Properties LLC, which acquired a 99-year leasehold interest in the twin towers and related facilities from the Port Authority of New York and New Jersey in July 2001. Although the World Trade Center complex insurance was bound at or before the July 2001 closing of the leasehold acquisition, consistent with standard industry practice, the final policy wording for the placements was still in the process of being finalized when the twin towers and other buildings in the complex were destroyed on September 11, 2001. There have been a number of lawsuits in the United States between the insured parties and the insurers for several placements and other disputes may arise in respect of insurance placed by us which could affect the Company including claims by one or more of the insureds that the Company made culpable errors or omissions in connection with our brokerage activities. However, the Company does not believe that our role as broker will lead to liabilities which in the aggregate would have a material adverse effect on our results of operations, financial condition or liquidity.

Stanford Financial Group

On July 2, 2009, a putative class action complaint, captioned Troice, et al. v. Willis of Colorado, Inc., et al., C.A. No. 3:09-CV-01274-N, was filed in the U.S. District Court for the Northern District of Texas against Willis Group Holdings, Willis of Colorado, Inc. and a Willis associate, among others, relating to the collapse of The Stanford Financial Group (’Stanford’), for which Willis of Colorado, Inc. acted as broker of record on certain lines of insurance. The complaint generally alleged that the defendants actively and materially aided Stanford’s alleged fraud by providing Stanford with certain letters regarding coverage that they knew would be used to help retain or attract actual or prospective Stanford client investors. The complaint alleged that these letters, which contain statements about Stanford and the insurance policies that the defendants placed for Stanford, contained untruths and omitted material facts and were drafted in this manner to help Stanford promote and sell its allegedly fraudulent certificates of deposit. The putative class consisted of Stanford investors in Mexico and the complaint asserted various claims under Texas statutory and common law and sought actual damages in excess of $1 billion, punitive damages and costs. On August 12, 2009, the plaintiffs filed an amended complaint, which, notwithstanding the addition of certain factual allegations and Texas common law claims, largely mirrored the original and sought the same relief.

On July 17, 2009, a putative class action complaint, captioned Ranni v. Willis of Colorado, Inc., et al., C.A. No. 09-22085, was filed against Willis Group Holdings and Willis of Colorado, Inc. in the U.S. District Court for the Southern District of Florida, relating to the same alleged course of conduct as the Troice complaint described above. Based on substantially the same allegations as the Troice complaint, but on behalf of a putative class of Venezuelan and other South American Stanford investors, the Ranni complaint asserts a claim under Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, as well as various claims under Florida statutory and common law, and seeks damages in an amount to be determined at trial and costs.

On or about July 24, 2009, a motion was filed by certain individuals (collectively, the ‘Movants’) with the U.S. Judicial Panel on Multidistrict Litigation (the ‘JPML’) to consolidate and coordinate in the Northern District of Texas nine separate putative class actions — including the Troice and Ranni actions described above, as well as other actions against various Stanford-related entities and individuals and the Commonwealth of Antigua and Barbuda — relating to Stanford and its allegedly fraudulent certificates of deposit.

On August 6, 2009, a putative class action complaint, captioned Canabal, et al. v. Willis of Colorado, Inc., et al., C.A. No. 3:09-CV-01474-D, was filed against Willis Group Holdings, Willis of Colorado, Inc. and the same Willis associate, among others, also in the Northern District of Texas, relating to the same alleged course of conduct as the Troice complaint described above. Based on substantially the same allegations as the Troice complaint, but on behalf of a putative class of Venezuelan investors, the Canabal complaint asserted various claims under Texas statutory and common law and sought actual damages in excess of $1 billion, punitive damages, attorneys’ fees and costs.

On or about August 10, 2009, the Movants filed with the JPML a Notice of Related Action that referred the Canabal action to the JPML. On October 6, 2009, the JPML ruled on the transfer motion, transferring seven of the subject actions (including the Troice and Ranni actions) — i.e., the original nine actions minus two that had since been dismissed — for consolidation or coordination in the Northern District of Texas. On October 27, 2009, the parties to the Canabal action stipulated to the designation of that action as a related case and properly part of the new Stanford MDL proceeding in the Northern District of Texas.

On September 14, 2009, a complaint, captioned Rupert, et al. v. Winter, et al., Case No. 2009C115137, was filed on behalf of 97 Stanford investors against Willis Group Holdings, Willis of Colorado, Inc. and the same Willis associate, among others, in Texas state court (Bexar County). Based on substantially the same allegations as the Troice complaint, the Rupert complaint asserts claims under the Securities Act of 1933, as well as various Texas statutory and common law claims, and seeks rescission, damages, special damages and consequential damages of $79.1 million, treble damages of $237.4 million under the Texas Insurance Code, attorneys’ fees and costs. On October 20, 2009, certain defendants, including Willis of Colorado, Inc., (i) removed the Rupert action to the U.S. District Court for the Western District of Texas, (ii) notified the JPML of the pendency of this additional ‘tag-along’ action and (iii) moved to stay the action pending a determination by the JPML as to whether it should be transferred to the Northern District of Texas for consolidation or coordination with the other Stanford-related actions. In November 2009, the JPML issued a conditional transfer order (the ‘CTO’) for the transfer of the Rupert action to the Northern District of Texas. On December 22, 2009, the plaintiffs filed a motion to vacate, or alternatively stay, the CTO, to which Willis of Colorado, Inc. responded on January 4, 2010. On April 1, 2010, the JPML denied the plaintiffs’ motion to vacate the CTO and issued a final transfer order for the transfer of the Rupert action to the Northern District of Texas.

On December 18, 2009, the parties to the Troice and Canabal actions stipulated to the consolidation of those actions and, on December 31, 2009, the plaintiffs therein, collectively, filed a Second Amended Class Action Complaint, which largely mirrors the Troice and Canabal predecessor complaints, but seeks relief on behalf of a worldwide class of Stanford investors. Also on December 31, 2009, the plaintiffs in the Canabal action filed a Notice of Dismissal, dismissing the Canabal action without prejudice. On February 25, 2010, the defendants filed motions to dismiss the Second Amended Class Action Complaint in the consolidated Troice/Canabal action. Those motions are currently pending. On May 24, 2010, the plaintiffs in the consolidated Troice/Canabal action filed a motion for leave to file a Third Amended Class Action Complaint, which, among other things, adds several Texas statutory claims. That motion is also currently pending.

On September 16, 2010, a complaint, captioned Casanova, et al. v. Willis of Colorado, Inc., et al., C.A. No. 3:10-CV-01862-O, was filed on behalf of seven Stanford investors against Willis Group Holdings, Willis Limited, Willis of Colorado, Inc. and the same Willis associate, among others, also in the Northern District of Texas. Although this is not a class action, the Casanova complaint is based on substantially the same allegations as the Second Amended Class Action Complaint in the consolidated Troice/Canabal action. The Casanova complaint asserts various claims under Texas statutory and common law and seeks actual damages in excess of $5 million, punitive damages, attorneys’ fees and costs.

The defendants have not yet responded to the Ranni or Rupert or Casanova complaints.

Additional actions could be brought in the future by other investors in certificates of deposit issued by Stanford and its affiliates. The Company disputes these allegations and intends to defend itself vigorously against these actions. The outcomes of these actions, however, including any losses or other payments that may occur as a result, cannot be predicted at this time.

St. Jude

In January 2009, Willis of Minnesota, Inc. was named as a third party defendant in a lawsuit between American Insurance Company (‘AIC’) and St. Jude Medical, Inc. (‘St. Jude’) pending in the United States District Court, District of Minnesota, that arose out of a products liability insurance program for St. Jude in which AIC provided one layer of insurance and the Company acted as the broker. St. Jude sought a judgment against AIC requiring AIC to pay its policy limits of $50 million plus interest and costs for certain personal injury claims filed against St. Jude and denied by AIC. To the extent there was a finding that AIC does not have to provide coverage for these claims, St. Jude alternatively alleged standard errors and omissions claims against the Company for the same amount.

On December 22, 2010, the parties to this suit entered into a settlement agreement that fully resolves all claims in the lawsuit. Under the settlement agreement, the Company agreed to make and has already made an immaterial one-time payment to St. Jude. As part of the settlement agreement, each party has also fully and completely released and waived all claims it may have against any of the other parties arising out of or in connection with the subject matter of the litigation. The settlement includes no admissions of wrongdoing by any party. The lawsuit was dismissed with prejudice on January 3, 2011.